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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported):     December 31, 1997


                                POLK AUDIO, INC.
               (Exact Name of Registrant as Specified in Charter)


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
                 MARYLAND                                   000-14729                         52-0954180
(State or Other Jurisdiction of Incorporation)       (Commission File Number)        (IRS Employer Identification No.)




                        5601 METRO DRIVE, BALTIMORE, MARYLAND              21215
                      (Address of Principal Executive Offices)           (Zip Code)
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     Registrant's telephone number, including area code (410) 358-3600
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Item 5.  Other Events

         On December 31, 1997, Polk Audio, Inc. (the "Company") announced it has invested $500,000 in Genesis Technologies, Inc. ("Genesis") of Eagle, Colorado through the purchase of convertible preferred securities. As part of the same transaction, the Company also obtained a 3-year option to purchase the entire business of Genesis.

         On December 31,1997, Polk Audio, Inc. appointed Dennis Shaughnessy to its Board of Directors. Mr. Shaughnessy will serve as an interim appointee until the next Annual Meeting when it is expected that he will be nominated to a full-term. Mr. Shaughnessy is a partner at Grotech Capital Group.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) and (b) Financial Statements and Pro Forma Information.  Not applicable.

(C)  Exhibits.   The following exhibits are filed with this report, and the foregoing description is modified by reference to such exhibits:

         (1)  Two Polk Audio, Inc. Press Releases dated December 31, 1997.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Polk Audio, Inc.

                                          /s/ George M. Klopfer
                                          ------------------------------------
                                          George M. Klopfer
                                          Chief Executive Officer

Date:  January 5, 1998